RENTRAK CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT



                  THIS AGREEMENT, effective as of ________________, is made by and between Rentrak Corporation, an Oregon corporation (hereinafter referred to as "Company"), and ___________________, an employee of the Company or a Subsidiary of the Company (hereinafter referred to as "Employee"):

                  WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of its $.001 par value Common Stock; and

                  WHEREAS, the Company has adopted the 1997 Equity Participation Plan of Rentrak Corporation (hereinafter referred to as "Plan"); and

                  WHEREAS, the Committee appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Incentive Stock Option (the "Option") provided for herein to the Employee as an inducement to remain in the service of the Company and as an incentive for increased efforts during such service;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                 GRANT OF OPTION
                                 ---------------

Section 1.1 - Grant of Option
-----------------------------

                  In consideration of the Employee's agreement to remain in the employ of the Company or its Subsidiaries and for other good and valuable consideration, effective as of the date hereof, the Company irrevocably grants to the Employee an Option to purchase any part or all of an aggregate of ______ shares of its $.001 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 1.2 - Purchase Price
----------------------------

                  The purchase price of the shares of Common Stock covered by the Option shall be $____ per share, without commission or other charge, subject to adjustment as provided in Section 9.3(a) of the Plan.

Section 1.3 - Consideration to Company
--------------------------------------

                  In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

Section 1.4 - Adjustments in Option
-----------------------------------

                  The Committee shall have authority to make adjustments or take other actions with respect to the Option in accordance with the provisions of
Section 9.3 of the Plan; provided, however, that each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of
Section 424(h)(3) of the Code, unless the Optionee consents to an adjustment which would constitute such a "modification".

                                   ARTICLE II

                            PERIOD OF EXERCISABILITY
                            ------------------------

Section 2.1 - Commencement of Exercisability
--------------------------------------------

                  (a) Subject to Sections 2.1(b) and 2.3, the Option shall become exercisable in four cumulative installments as follows:

                           (i) The first installment shall consist of 25 percent of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option is granted.

                           (ii) The second installment shall consist of 25 percent of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option is granted.

                           (iii) The third installment shall consist of 25 percent of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option is granted.

                           (iv) The fourth installment shall consist of 25 percent of the shares covered by the Option and shall become exercisable on the fourth anniversary of the date the Option is granted.

                  (b) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

Section 2.2 - Duration of Exercisability
----------------------------------------

                  Once the Option becomes exercisable pursuant to Section 2.1, it shall remain exercisable until it becomes unexercisable under Section 2.3.

Section 2.3 - Expiration of Option
----------------------------------

                  The Option may not be exercised to any extent by anyone after the first to occur of the following events:

                  (a) The expiration of _________ years from the date the Option was granted; or

                  (b) If the Employee owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), the expiration of five (5) years from the date the Option was granted; or

                  (c) The expiration of one (1) month from the date of the Employee's voluntary Termination of Employment; or

                  (d) The expiration of three (3) months from the date of the Employee's Termination of Employment by reason of his retirement or his being discharged not for good cause (for purposes of this Agreement, "good cause" means any act of fraud by the Employee, any act of dishonesty by the Employee involving the Company or its business, the Employee's conviction of or a plea of nolo contendere to a felony, or the commission of any act in direct or indirect competition with or materially detrimental to the best interests of the Company that is in breach of the Employee's fiduciary duties to the Company), unless the Employee dies within said three-month period; or

                  (e) The expiration of one (1) year from the date of the Employee's Termination of Employment by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code); or

                  (f) The expiration of one (1) year from the date of the Employee's death; or

                  (g) Immediately following the Employee's Termination of Employment by reason of being discharged for good cause; or

                  (h) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. As soon as practicable prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Committee shall give the Employee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this
Section 2.3.

Section 2.4 - Adjustments to and/or Cancellation of the Option
--------------------------------------------------------------

                  Neither (i) the issuance of additional shares of stock of the Company in exchange for adequate consideration (including services), nor (ii) the conversion of outstanding preferred shares of the Company into Common Stock, shall be deemed to require an adjustment in the shares covered by the Option or in the purchase price of shares subject to the Option pursuant to Section 9.3(a) of the Plan. In the event the Committee shall determine that an event has occurred affecting the Company such that an adjustment to the Option under
Section 9.3(a) of the Plan should be made but that it is not practical or feasible to make such an adjustment, such event shall be deemed a Terminating Event subject to the following paragraph.

                  Subject to Section 9.3(b)(vii) of the Plan, in the event of
(a) the dissolution or liquidation of the Company, (b) a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company will not be a surviving corporation, (c) the sale of all or substantially all of the assets of the Company, (d) a sale or other transfer of more than eighty percent (80%) of the then outstanding shares of Common Stock of the Company, or (e) the occurrence of an event in accordance with the last sentence of the previous paragraph (any of such events is herein referred to as a "Terminating Event"), the Committee shall determine whether a provision will be made in connection with the Terminating Event for an appropriate assumption of the Option by, or substitution of appropriate new options covering stock of, a successor corporation employing the Employee or stock of an affiliate of such successor employer corporation . If the Committee determines that such an appropriate assumption or substitution will be made, the Committee shall give notice of the determination to the Employee and the terms of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the Option outstanding under the Plan (or to options issued in substitution therefor), (ii) to the Option purchase price and (iii) to the terms and conditions of the Option, shall be binding upon the Employee. If the Committee determines that no assumption or substitution will be made, the Committee shall give notice of this determination to the Employee, whereupon the Employee shall have the right for a period of thirty (30) days following the notice to exercise in full or in part the unexercised and unexpired portion of this Option, without regard to the limitation on exercisability specified in
Section 2.1(a) above. Upon the expiration of this thirty (30) day period, the Option shall expire to the extent not earlier exercised.


Section 2.5 - Special Tax Consequences
--------------------------------------

                  The Employee acknowledges that, to the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code), including the Option, are exercisable for the first time by the Employee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any parent corporation thereof (within the meaning of Section 422 of the Code)) exceeds $100,000, such options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The Employee further acknowledges that the rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

                                   ARTICLE III

                               EXERCISE OF OPTION
                               ------------------

Section 3.1 - Partial Exercise
------------------------------

                  Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under
Section 2.3; provided, however, that each partial exercise shall be for not less than 100 shares and shall be for whole shares only.

Section 3.2 - Manner of Exercise
--------------------------------

                  The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Company's Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 2.3:

                  (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Employee or other person then entitled to exercise the Option or such portion.

                  (b) Full payment to the Company for the shares with respect to which such Option or portion is exercised, which shall be:

                           (i) In cash; or

                           (ii) With the consent of the Committee, shares of the
                  Company's Common Stock owned by the Employee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery (and, if acquired from the Company, held for at least six months) equal to the aggregate purchase price of the shares as to which the Option is exercised; or

                           (iii) With the consent of the Committee, by delivery
                  of a notice that the Employee has placed a market sell order with a broker with respect to shares of the Company's Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the purchase price of the shares as to which the Option is exercised.

                   (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Employee or other person then entitled to exercise such Option or portion as the Committee in its discretion, shall determine is necessary or appropriate to effect compliance with the Securities Act of 1933 and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of the Option does not violate the Securities Act of 1933, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act of 1933, and such registration is then effective in respect of such shares.

                  (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option. With the consent of the Committee, (i) shares of the Company's Common Stock owned by the Employee, duly endorsed for transfer, with a Fair Market Value equal to the sums required to be withheld, or (ii) shares of the Company's Common Stock issuable to the Employee upon exercise of the Option with a Fair Market Value equal to the sums required to be withheld, may be used to make all or part of such payment.

                  (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

Section 3.3 - Rights as Shareholder
-----------------------------------

                  The holder of the Option shall not be, and shall not have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE IV

                                OTHER PROVISIONS
                                ----------------

Section 4.1 - Option Not Transferable
-------------------------------------

                  Neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Section 4.2 - Shares to Be Reserved
-----------------------------------

                  The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

Section 4.3 - Notices
---------------------

                  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 4.3, either party may hereafter designate a different address for notices to be given. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 4.3. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 4.4 - Titles
--------------------

                  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 4.5 - Notification of Disposition
-----------------------------------------

                  The Employee shall give prompt notice to the Company of any disposition or other transfer of any shares acquired under this Agreement if such disposition or transfer is made (a) within two (2) years from the date of granting the Option with respect to such shares or (b) within one (1) year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

Section 4.6 - Construction
--------------------------

                  This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Oregon without regard to conflicts of laws thereof.

Section 4.7- Conformity to Securities Laws
------------------------------------------

                  The Employee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 4.8 - Incorporation of Terms of Plan and Definitions
------------------------------------------------------------

                  The terms of the Plan are incorporated by reference herein and made a part of this Agreement. All capitalized terms used herein without definition have the meanings ascribed to such terms in the Plan.

                  IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.


                                           RENTRAK CORPORATION



                                           By _______________________________

                                           Title_____________________________

Address:

------------------
------------------
------------------


Employee's Taxpayer Identification Number: ___________________